Exhibit 10.6

FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
Dated July 28, 2009
Among
RESOLUTE ANETH, LLC,
as Borrower,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
WELLS FARGO BANK, NATIONAL ASSOCIATION
and BMO CAPITAL MARKETS FINANCING, INC.,
as Co-Syndication Agents,
DEUTSCHE BANK SECURITIES INC. and FORTIS CAPITAL CORP.,
as Co-Documentation Agents,
and
The Lenders Party Hereto

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of July 28, 2009, is by and among Resolute Aneth, LLC, a Delaware limited liability company (the “Borrower”), Resolute Holdings Sub, LLC, a Delaware limited liability company, and certain of its subsidiaries (collectively, the “Guarantors”), Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents (the “Co-Syndication Agents”), Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents (the “Co-Documentation Agents”) and the other Lenders party hereto (the “Lenders”).
Recitals
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Amended and Restated Credit Agreement, dated April 14, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated June 27, 2007, that certain Second Amendment to Amended and Restated Credit Agreement, dated September 12, 2007, that certain Third Amendment to Amended and Restated Credit Agreement dated September 30, 2008, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated May 12, 2009 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders amend the Credit Agreement to amend the current ratio covenant and make the other modifications specified herein; and
     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Majority Lenders are willing to amend the Credit Agreement and to take such other actions as provided herein.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
     Each capitalized term used in this Fifth Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.
ARTICLE II
Amendments
     Section 2.01 Amendments to Section 1.02 of the Credit Agreement.
          (a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

     ““Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of July 28, 2009, among the Borrower, the Administrative Agent and the other Lenders party thereto.”
     ““Fifth Amendment Effective Date” means July 28, 2009.”
          (b) The definition of “Agreement” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     ““Agreement” means this Credit Agreement, as amended by the First Amendment, further amended by the Second Amendment, further amended by the Third Amendment, further amended by the Fourth Amendment, and further amended by the Fifth Amendment, as the same may from time to time be amended, modified, supplemented or restated.”
     Section 2.02 Amendment to Section 9.01(a) of the Credit Agreement. Sections 9.01(a) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “(a) Current Ratio. The Loan Parties will not, as of the last day of any fiscal quarter (other than the fiscal quarters ending on March 31, 2009 and June 30, 2009), permit the ratio of (i) consolidated current assets of Parent and its Consolidated Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under FAS 133) to (ii) consolidated current liabilities of Parent and its Consolidated Subsidiaries (excluding non-cash obligations under FAS 133) to be less than 1.0 to 1.0.”
ARTICLE III
Conditions Precedent
     This Fifth Amendment shall be subject to the satisfaction of the following conditions precedent or concurrent on or before July 28, 2009, and after giving effect to this Fifth Amendment:
          (a) the Borrower, each of the other Guarantors and each of the Majority Lenders shall have executed and delivered counterparts of this Fifth Amendment;
          (b) the Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Fifth Amendment Effective Date (including, without limitation, an amendment fee in an amount equal to 0.125% of the Commitments, payable to the Administrative Agent for the account of the Lenders party to this Fifth Amendment on a pro rata basis in accordance with their Commitments); and

2

          (c) the Lenders shall have received such legal opinions, officer’s certificates, resolutions, documents and other instruments as are customary for transactions of this type or as they may reasonably request.
ARTICLE IV
Representations and Warranties
     The Borrower hereby represents and warrants to each Lender that:
          (a) Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this Fifth Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.
          (b) At the time of, and immediately after giving effect to, this Fifth Amendment, no Default has occurred and is continuing.
          (c) The execution, delivery and performance by the Borrower of this Fifth Amendment have been duly authorized by the Borrower.
          (d) This Fifth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
          (e) The execution, delivery and performance by the Borrower of this Fifth Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Fifth Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than the Liens created by this Fifth Amendment or the Loan Documents).
ARTICLE V
Miscellaneous
     Section 5.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in

3

full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Fifth Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Fifth Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Fifth Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Fifth Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Fifth Amendment.
     Section 5.02 GOVERNING LAW. THIS FIFTH AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     Section 5.03 Descriptive Headings, Etc. The descriptive headings of the sections of this Fifth Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Fifth Amendment are hereby incorporated into this Fifth Amendment in their entirety.
     Section 5.04 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders. The agreement set forth in this Section 5.04 shall survive the termination of this Fifth Amendment and the Credit Agreement.
     Section 5.05 Entire Agreement. This Fifth Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Fifth Amendment is a Loan Document executed under the Credit Agreement.
     Section 5.06 Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an

4

executed counterpart of the signature page of this Fifth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.
     Section 5.07 Successors. The execution and delivery of this Fifth Amendment by any Lender shall be binding upon each of its successors and assigns.
[Signatures Begin on Next Page]

5

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers as of the date first written above.

BORROWER:

RESOLUTE ANETH, LLC

	By:	/s/ Theodore Gazulis
Theodore Gazulis, Vice President — Finance and Chief Financial Officer

GUARANTORS:

RESOLUTE HOLDINGS SUB, LLC

RESOLUTE NATURAL RESOURCES COMPANY, LLC (f/k/a Resolute Natural Resources Company)

RNRC HOLDINGS, INC.

RESOLUTE WYOMING, INC. (f/k/a Primary Natural Resources, Inc.)

BWNR, LLC

WYNR, LLC

	By:	/s/ Theodore Gazulis
Theodore Gazulis, Vice President — Finance and Chief Financial Officer
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Kevin Scotto
Kevin Scotto
Vice President

Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender
By:	/s/ Oleg Kogan
Oleg Kogan
Vice President

Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as Co-Syndication Agent and a Lender

By: Name:	/s/ Gumaro Tijerina Gumaro Tijerina
Title:	Director
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent

By: Name:	/s/ Vincent D’amore Vincent D’amore
Title:	Director

By: Name:	/s/ David J. Crescenzi David J. Crescenzi
Title:	Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: Name:	/s/ Dusan Lazaroy Dusan Lazaroy
Title:	Vice President

By: Name:	/s/ Valerie Shapiro Valerie Shapiro
Title:	Vice President
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

FORTIS CAPITAL CORP., as Co-Documentation Agent and a Lender

By: Name:	/s/ David Montgomery David Montgomery
Title:	Director

By: Name:	/s/ Darrell Holley Darrell Holley
Title:	Managing Director
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: Name:	/s/ Tara R. McLean Tara R. McLean
Title:	Assistant Vice President
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

UNION BANK OF CALIFORNIA, N.A., as a Lender

By: Name:	/s/ Josh Patterson Josh Patterson
Title:	Assistant Vice President
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By: Name:	/s/ Mary E. Evans Mary E. Evans
Title:	Associate Director

By: Name:	/s/ Marie Haddad Marie Haddad
Title:	Associate Director
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

COMERICA BANK, as a Lender

By: Name:	/s/ Matt Turner Matt Turner
Title:	Corporate Banking Officer
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

GUARANTY BANK AND TRUST COMPANY, as a Lender

By:	/s/ Gail J. Nofsinger Gail J. Nofsinger
Senior Vice President
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

CITICORP USA, INC., as a Lender

By: Name:	/s/ Todd J. Mogil Todd J. Mogil
Title:	Vice President
Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement

ALLIED IRISH BANKS, p.l.c., as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
Fifth Amendment to Amended and Restated Credit Agreement